CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                                   EXHIBIT 10.29

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D

                        ADVERTISING SERVICES AGREEMENT
                               TABLE OF CONTENTS

ARTICLE  1 - AGENCY SERVICES
ARTICLE  2 - COMPENSATION AND EXPENSES
ARTICLE  3 - AGENCY EVALUATION
ARTICLE  4 - AGENCY'S INFORMATION
ARTICLE  5 - ASSIGNMENT AND SUBCONTRACTING
ARTICLE  6 - ATTACHMENTS
ARTICLE  7 - AUDIT
ARTICLE  8 - CHANGES
ARTICLE  9 - CHOICE OF LAW
ARTICLE 10 - COMPLIANCE WITH LAWS
ARTICLE 11 - DISCOUNTS
ARTICLE 12 - ELECTRONIC DATA INTERCHANGE (EDI)
ARTICLE 13 - ENTIRE AGREEMENT
ARTICLE 14 - EXCLUSIVITY AND RESERVATION OF RIGHTS
ARTICLE 15 - FORCE MAJEURE
ARTICLE 16 - IDENTIFICATION
ARTICLE 17 - IMPLEADER
ARTICLE 18 - INDEMNITY
ARTICLE 19 - INFRINGEMENT
ARTICLE 20 - INSPECTION
ARTICLE 21 - INSURANCE
ARTICLE 22 - INVOICING
ARTICLE 23 - MEDIATION
ARTICLE 24 - NON-EXCLUSIVE SERVICES
ARTICLE 25 - NOTICES
ARTICLE 26 - ORDERING COMPANIES
ARTICLE 27 - ORDERLY TRANSITION
ARTICLE 28 - PAYMENT TERMS
ARTICLE 29 - PUBLICITY, ADVERTISING
ARTICLE 30 - RELEASES VOID
ARTICLE 31 - REPRESENTATIVES
ARTICLE 32 - SEVERABILITY
ARTICLE 33 - SURVIVAL OF OBLIGATION
ARTICLE 34 - TAXES
ARTICLE 35 - TERMINATION
ARTICLE 36 - TITLE
ARTICLE 37 - TOOLS AND EQUIPMENT
ARTICLE 38 - USE OF AT&T NAME, LOGO, AND MARKS
ARTICLE 39 - USE OF INFORMATION
ARTICLE 40 - UTILIZATION OF MINORITY AND WOMEN OWNED BUSINESS
ARTICLE 41 - WAIVER
ARTICLE 42 - WARRANTY
ARTICLE  3 - WORK DONE BY OTHERS

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 1 OF 14

                             ADVERTISING AGREEMENT

                                 WITNESSETH:

That in consideration of the agreements expressed herein, AT&T Corp. ("AT&T") having an office at 295 N. Maple Avenue, Basking Ridge, New Jersey 07920 and Bronner Slosberg Humphrey a Corporation of the state of Massachusetts ("Agency"), having an office at 800 Boyleston Street, Boston, Massachusetts 02199 do hereby agree as follows:

ARTICLE 1 - AGENCY SERVICES

Commencing January 1, 1998 and ending on December 31, 2000, Agency shall perform advertising/direct marketing services ("Work") in support of various AT&T Programs. All such Work shall be considered Work under this Agreement and the terms and conditions hereof shall govern. Work may include, but not necessarily be limited to, the following services which are requested by AT&T:

I.   SERVICES

     A. Familiarizing itself with the business of AT&T, its services, and the industry in which AT&T operates; analyzing the present and potential marketing opportunities for such services so as to provide AT&T with marketing communications counsel, including specific marketing communications objectives, strategies, and plans for reaching AT&T's business objectives.

     B. Developing an advertising strategy, planning advertising campaigns, and making recommendations for adoption thereof.

     C. Creating advertising materials for all media.

     D. Producing finished advertisements and commercials.

     E. Media planning for television, radio, and print. Forwarding advertising materials and instructions to designated media for execution.

     F. Buying advertising space and time or other means for transmitting AT&T's advertising, whether created by Agency or otherwise.

     G. Direct marketing and database management, including the planning, creation, direct response advertising, and the placement, insertion or distribution thereof.

     H. Preparing copy, scripts, storyboards, and other elements and materials to be used in the execution of advertising and promotion.

     I. Conducting and analyzing research for television, radio, and print advertising and testing its effectiveness.

     J. Negotiating, arranging, and contracting, all talent, photography, models, special effects, layouts, and artwork, and all materials and services required to execute approved media plans. Securing all clearances, consents, permissions, and implementing tax withholdings and other procedures as required by law.

     K. Analyzing, tracking, and reporting competitive marketing communications.

     L. Pursuing sponsorship opportunities to provide public recognition to AT&T and to enhance AT&T's reputation with its customers.

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 2 OF 14

     M. Performing event marketing services; coordinating, managing, and executing marketing events and reporting results thereof.

     N. Developing, implementing, and managing effective and efficient account and financial management practices.

     0. Providing written reports as required (e.g., billing and financial).

     P. Attending meetings as requested by AT&T.

     Q. Stewardship with media buys, i.e., post analysis of television buys, print positioning reports, etc.

     R. Coordinating research, including quantitative and qualitative studies.

     S. Submitting concepts, scripts, print copy and other materials to AT&T for internal review and required legal and technical approval, and when appropriate to the networks' Broadcast Standards Departments for specific approval prior to initial photographing, broadcasting, telecasting, direct mailing, or print production of commercials or print advertisements.

     T. Contracting with third parties of media based on Approved Estimates, as described in this Article, Paragraph II below.

     The parties shall negotiate and agree upon in writing Agency's level of support and scope of work annually. Agency shall assign a dedicated staff to the AT&T business accordingly. The parties shall make best efforts to negotiate the level of support and statement of work for years 1999 and 2000 no later than fourth quarter of each respective year.

II.  ESTIMATES AND APPROVAL

     Within five (5) business days of AT&T's request, Agency shall furnish to AT&T a written proposal ("Estimate") setting forth a detailed proposal for implementing any proposed advertising program requested by AT&T and any third party costs thereof Agency shall obtain written approval of such Estimate ("Approved Estimate") prior to implementing a program(s). AT&T agrees to provide approval/disapproval within five (5) business days of receipt of such Estimate. Approved Estimates (also at times referred to as "Order(s)" in this Agreement) shall constitute the only authorization for Agency to take any action, make any commitments or expend any money. Agency acknowledges and agrees that no Work shall begin unless and until an authorized representative of each of the parties properly executes an Estimate. Agency further acknowledges that AT&T is not responsible for any costs or expenses in excess of 10% of those set forth in the Approved Estimate. Notwithstanding the foregoing, in those situations where time or circumstances do not permit prior written approval, commitments not to exceed $50,000 may be made with oral approval, provided such approval is confirmed by an Approved Estimate no later than two (2) business days thereafter. In the event the requirements under an Approved Estimate changes and the cost associated with the Estimate changes, plus or minus 10%, Agency shall submit a revised Estimate and obtain prior written approval by AT&T if additional costs or expenses are to be reimbursed by AT&T.

     Estimates submitted by Agency to AT&T shall include the following:

     A. Incorporation, by reference, of this Agreement.
     B. Estimate Number.
     C. Name of Program, project and a detailed description of implementation thereof.
     D. Duration for which Agency is authorized to perform services in support of the project.
     E. All third party costs and expenses including production, media, and travel expenses, each itemized separately.
     F. Appropriate signature(s) of the authorized representative(s) of AT&T and Agency.

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 3 OF 14


The services referred to in Paragraph I and II above and all other Agency activities under this Agreement shall be performed to the satisfaction of AT&T, shall be performed in accordance with the highest professional standards and shall be in accordance with such requirements or restrictions as may be lawfully imposed by governmental authority. Services not completed to AT&T's satisfaction shall be re-performed at no cost to AT&T.

ARTICLE 2 - COMPENSATION AND EXPENSES

Exhibit A, Paragraph I, establishes Agency's Fee which includes the costs of all labor, and materials and equipment associated with performing services necessary to complete Work required under this Agreement. In addition to the foregoing payments, AT&T agrees to pay Agency a performance bonus, pursuant to Exhibit A, Paragraph II, if in AT&T's sole discretion and judgment, Agency's overall performance rating is above or well above target.

In the event AT&T determines that certain services it requires for special projects are not within the scope contemplated by the Agency Fee set forth in Exhibit A, Paragraph I, AT&T may request a written proposal from Agency for such services including additional compensation required by Agency. Agency shall submit such written proposal to AT&T within ten (10) days of the request. If AT&T agrees with such proposal, it shall be incorporated into a writing signed by both parties which shall incorporate the terms and conditions of this Agreement by reference. If such proposal provides for payment of additional compensation by AT&T to Agency exceeding that set forth in Exhibit A, Paragraph I, such additional compensation will be included in the bonus calculation, if applicable. AT&T's sole, reasonable discretion and judgment shall determine whether particular services are within or not within the scope contemplated by the Agency Fee set forth in Exhibit A, Paragraph I.

AT&T further agrees to reimburse Agency at actual cost incurred for a) out-of-pocket expenses for third party production and media fees, as set forth in Exhibit A, Paragraph III, incurred in accordance with Approved Estimates, and b) travel and living expenses incurred while on AT&T approved travel assignments pursuant to Exhibit A, Paragraph IV. Agency shall list a) and b) as separate items on each invoice, which shall be accompanied by receipts substantiating expenses. Agency shall retain all such records for a period of not less than three (3) calendar years after the expiration of this Agreement.

ARTICLE 3 - AGENCY/AT&T EVALUATION

An evaluation of Agency's previous year's services shall occur during the first quarter (January - March) and a mid-year evaluation shall occur during the third quarter (July - September) of each calendar year. The objective of the evaluation is for AT&T to present Agency an evaluation of its performance and for Agency to evaluate and provide feedback to AT&T, for AT&T and Agency to mutually agree on any corrective action that may be needed, and for AT&T and Agency to set objectives. Agency's overall performance rating shall form the basis of any bonus to be paid to Agency by AT&T, in accordance with Exhibit A, Paragraph II. It is acknowledged and understood by Agency that AT&T's sole discretion shall govern the evaluation and Agency shall not have any contractual or other right to receive a bonus if AT&T determines Agency's overall performance rating is not above or well above target.

ARTICLE 4 - AGENCY'S INFORMATION

Agency shall not provide under, or have provided in contemplation of, this Agreement any idea, data, program, technical, business or other intangible information, however conveyed, or any document, print, tape, disk, semiconductor memory or other information-conveying tangible article, unless Agency has the right to do so, and Agency shall not view any of the foregoing as confidential or proprietary unless subject matter so furnished is owned by AT&T as defined and provided under Articles TITLE or USE OF INFORMATION under this Agreement.

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 4 OF 14

ARTICLE 5 - ASSIGNMENT AND SUBCONTRACTING

Agency shall not assign any right or interest under this Agreement (excepting monies due or to become due) or delegate or subcontract any Work or other obligation to be performed or owed under this Agreement without the prior written consent of AT&T. Any attempted assignment, delegation or subcontracting in contravention of the above provisions shall be void and ineffective. Any assignment of monies shall be void and ineffective to the extent that (1) Agency shall not have given AT&T at least thirty (30) days prior written notice of such assignment or (2) such assignment attempts to impose upon AT&T obligations to the assignee additional to the payment of such monies, or to preclude AT&T from dealing solely and directly with Agency in all matters pertaining to this Agreement including the negotiation of amendments or settlements of charges due. All Work performed by Agency's subcontractor(s) at any tier shall be deemed Work performed by Agency.

In the event AT&T consents to the use of subcontractors, Agency shall be responsible for informing subcontractors of their responsibility to protect any confidential and proprietary information included in any Work subcontracted hereunder, and Agency shall undertake all necessary precautions to insure that each subcontractor is in compliance with this Article.

Unless otherwise directed by AT&T, all work subcontracted by Agency to third parties and reimbursable under this Agreement, as described in Exhibit A, Paragraph III shall be competitively quoted. Agency shall request competitive quotations from a minimum of three suppliers when the subcontracted work is estimated to exceed $35,000. The quotation process shall be administered by Agency and contracts awarded by Agency, but only with the prior written approval of AT&T. Copies of the quotations shall be submitted to AT&T for review and approval prior to the award of a contract. In the event a selected third party subcontractor cannot perform, Agency shall select another third party subcontractor following notification to and written approval by AT&T. Agency shall not fragment any subcontracted work to avoid the obligation to obtain quotations. Agency shall strive to secure monetary savings for all services received by third party subcontractors. Agency shall report all such savings to AT&T's Supplier Management/Agreement Representative monthly in accordance with Exhibit C no later than the 10th day of the subsequent month of Agency's contract award to a third party subcontractor.

All subcontracts shall provide that Agency shall be solely liable for payment to media for time and/or space costs and for other costs related to the subcontract and that all billing shall be sent to Agency. Agency agrees to make payment of such billing in a timely manner. It is understood and agreed that Agency is acting as an independent contractor/principal in connection with this Agreement and nothing herein shall be construed to make it an agent of AT&T.

This Agreement is not intended to create any legal rights or interests as to persons not a party hereto. In accordance with this understanding, Agency shall remain fully, directly and solely responsible as a principal for all expenses it incurs of any nature whatsoever and shall indemnify, defend and hold AT&T harmless from any and all claims made against AT&T by persons not a party to this Agreement for non-payment of such expenses.

ARTICLE 6 - ATTACHMENTS

The following Attachments are hereby made part of the Agreement:

     Exhibit A - Compensation/Third Party Expenses/Reimbursable Expenses Exhibit B - Travel Guidelines
     Exhibit C - Third Party Subcontractor Savings Reporting Form
     Exhibit D - MWBE Definitions
     Exhibit E - AT&T MWBE Second Tier Reporting Form

ARTICLE 7 - AUDIT

Agency shall maintain accurate and complete records including a physical inventory, if applicable, of all costs incurred under this Agreement including all hours of employees engaged in work, the costs of labor (other than

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 5 OF 14

individual salaries of Agency employees) and all other costs payable by AT&T under this Agreement. These records shall be maintained in accordance with recognized commercial accounting practices so they may be readily audited and shall be held until i) costs have been finally determined under this Agreement and payment or final adjustment of payment, as the case may be, has been made,
ii) three (3) calendar years after the a final delivery date of material ordered or completion of services rendered, or iii) three (3) calendar year(s) after expiration date of this Agreement, whichever comes later. Agency shall permit AT&T or AT&T's representative to examine and audit these records and all supporting records upon reasonable notice at all reasonable business hours.

ARTICLE 8 - CHANGES

AT&T may at any time during the progress of the Work require additions to or alterations of or deductions or deviations (all hereinafter referred to as a "Change") from the work called for hereunder. No Change shall be considered as an addition or alteration to or deduction or deviation from the Work called for by this Agreement nor shall Agency be entitled to any compensation for work done pursuant to or in contemplation of a Change, unless approved in writing by AT&T. Within five (5) days after a request for a Change, Agency shall submit a proposal to AT&T which includes any increases or decreases in Agency's costs or changes in the delivery or Work schedule necessitated by the Change. AT&T shall, within five (5) days of receipt of the proposal, either (i) accept the proposal, in which event AT&T shall provide written approval of the proposal directing Agency to perform the Change or (ii) advise Agency not to perform the Change in which event Agency shall proceed with the original Work.

ARTICLE 9 - CHOICE OF LAW

The construction, interpretation and performance of this Agreement and all transactions under it shall be governed by the laws of the State of New Jersey excluding its choice of laws rules and excluding the Convention for the International Sale of Goods. The parties agree that the provisions of the New Jersey Uniform Commercial Code apply to this Agreement and all transactions under it, including agreements and transactions relating to the furnishing of services, the lease or rental of equipment or material, and the license of software. Agency agrees to submit to the jurisdiction of any court wherein an action is commenced against AT&T based on a claim for which Agency has agreed to indemnify AT&T under this Agreement.

ARTICLE 10 - COMPLIANCE WITH LAWS

Agency and all persons furnished by Agency shall comply at their own expense with all applicable federal, state, local and foreign laws, ordinances, regulations and codes, including those relating to the use of chlorofluorocarbons, and including the identification and procurement of required permits, certificates, licenses, insurance, approvals and inspections in performance under this Agreement. Agency agrees to indemnify, defend (at AT&T's request) and save harmless AT&T, its affiliates, its and their customers and each of their officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorney's fees) that arise out of or result from any failure to do so.

ARTICLE 11 - DISCOUNTS

Agency shall obtain all prompt payment or other similar discounts available to it from media and other suppliers from which it makes purchases in the performance of the services hereunder. When Agency receives a cash discount, rebate, frequency discount, volume discount, promotional consideration, or other similar credit from such media or other third parties, AT&T shall receive full allowance for each such amount.

ARTICLE 12 - ELECTRONIC DATA INTERCHANGE (EDI)

Agency and AT&T agree that they will use electronic means of issuing Estimates/Orders, approvals, acknowledgments, Estimate/Order changes, invoicing, ship notices, or such other purchasing communications as may be agreed upon by Agency and AT&T for transactions under this Agreement ("Electronic Data Interchange" or "EDI"). Such EDI shall be in effect no later than sixty (60) days of execution of this Agreement. In order to

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 6 OF 14

implement and operate such EDI, Agency shall, at its sole expense obtain, make fully operational and maintain all equipment, software and other materials set forth in AT&T's EDI Planning Guide (a copy of which Agency has in its possession). Agency and AT&T shall have executed and have in effect an Electronic Purchase Agreement no later than sixty (60) days of execution of this Agreement.

ARTICLE 13 - ENTIRE AGREEMENT

This Agreement shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and the Order(s)/Estimate(s) and shall not be modified or rescinded, except by a writing signed by Agency and AT&T. All references in these terms and conditions to this Agreement or to Work, services, material, equipment, products, software or information furnished under, in performance of, pursuant to, or in contemplation of, this Agreement shall also apply to any Orders/Estimates. All provisions on Agency's forms shall be deemed deleted. Additional or different terms inserted in this Agreement by Agency, or deletions thereto, whether by alterations, addenda, or otherwise, shall be of no force and effect, unless expressly consented to by AT&T in writing. Forecasts furnished by AT&T shall not constitute commitments. Beginning with its effectiveness, the provisions of this Agreement supersede Agreement No. MC941170LD, and all contemporaneous oral agreements and all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Agreement. The term "Work" as used in this Agreement may also be referred to as "services."

ARTICLE 14 - EXCLUSIVITY AND RESERVATION OF RIGHTS

In recognition of the highly sensitive competitive information Agency will receive from AT&T in order to develop advertising for AT&T, for the duration of this Agreement, including the period of notice prior to its effectiveness of termination, Agency and any of its subsidiaries and affiliates anywhere in the world, shall not perform any work for any strategic competitor that competes with any part of AT&T without the prior written approval AT&T. Strategic competitors are those offering products or services in the areas of telecommunications services, including long distance, local, wireless, systems integration business, or on-line Internet services, or as otherwise identified by AT&T in writing at any future time. In the event AT&T approves an Agency request to work for a strategic competitor of AT&T, Agency acknowledges that such approval is subject to the following:

I. A "virtual wall" is erected so that Agency's employees working on the AT&T account cannot share any information with Agency's employees working on the competitive account.

II. Agency's agreement that it will not assign any of its employees who have performed services for the AT&T account within the previous 12 months to an account of a competitor of AT&T.

Agency shall within ten (10) days of execution of this Agreement notify AT&T of any assignment it has to perform work for any competitor of AT&T anywhere in the world.

ARTICLE 15 - FORCE MAJEURE

Neither party shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, or other similar causes beyond its control and without the fault or negligence of the delayed or nonperforming party or its subcontractors ("force majeure conditions"). Notwithstanding the foregoing, a party's liability for loss or damage to the other's material in such party's possession or control shall not be modified by this Article. If any force majeure condition occurs, the party delayed or unable to perform shall give immediate notice to the other party, stating the nature of the force majeure condition and any action being taken to avoid or minimize its effect. The party affected by the other's delay or inability to perform may elect to: (1) suspend this Agreement or an Order/Estimate for the duration of the force majeure condition and (i) at its option buy, sell, obtain or furnish elsewhere material or services to be bought, sold, obtained or furnished under this Agreement or an order (unless such sale or furnishing is prohibited under this Agreement) and deduct from any commitment the quantity bought, sold, obtained or furnished or for which commitments have been made elsewhere and (ii) once the force majeure condition ceases, resume performance

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 7 OF 14

under this Agreement or an Order/Estimate with an option in the affected party to extend the period of this Agreement or order up to the length of time the force majeure condition endured and/or (2) when the delay or nonperformance continues for a period of at least fifteen (15) days, terminate, at no charge, this Agreement or an order or the part of it relating to material not already shipped, or services not already performed. Unless written notice is given within forty-five (45) days after the affected party is notified of the force majeure condition, (1) shall be deemed selected.

ARTICLE 16 - IDENTIFICATION

Agency shall not, without AT&T's prior written consent, engage in advertising, promotion or publicity related to this Agreement, or make public use of any Identification in any circumstances related to this Agreement. "Identification" means any copy or semblance of any trade name, trademark, service mark, insignia, symbol, logo, or any other product, service or organization designation, or any specification or drawing of AT&T or its affiliates, or evidence of inspection by or for any of them. Agency shall remove or obliterate any Identification prior to any use or disposition of any material rejected or not purchased by AT&T, and, shall indemnify, defend (at AT&T's request) and save harmless AT&T and its affiliates and each of their officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) arising out of Agency's failure to so remove or obliterate.

ARTICLE 17 - IMPLEADER

Agency shall not implead or bring an action against AT&T or its customers or the employees of either based on any claim by any person for personal injury or death to an employee of AT&T or its customers occurring in the course or scope of employment and that arises out of material or services furnished under this Agreement.

ARTICLE 18 - INDEMNITY

All persons furnished by Agency shall be considered solely Agency's employees or agents, and Agency shall be responsible for payment of all unemployment, social security and other payroll taxes, including contributions when required by law. Agency agrees to indemnify and save harmless AT&T, its affiliates, its and their customers and each of their officers, directors, employees, successors and assigns (all hereinafter referred to in this Article as "AT&T") from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorney's fees) that arise out of or result from: (1) injuries or death to persons or damage to property, including libel, slander, defamation and theft, in any way arising out of or occasioned by, caused or alleged to have been caused by or on account of the performance of the Work or services performed by Agency or persons furnished by Agency; (2) assertions under Workers' Compensation or similar acts made by persons furnished by Agency or by any subcontractor of Agency or by reason of any injuries to such persons for which AT&T would be responsible under Workers' Compensation or similar acts if the persons were employed by AT&T; (3) any failure on the part of Agency to satisfy all claims for labor, equipment, materials and other obligations relating directly or indirectly to the performance of the Work; or
(4) piracy, unfair competition, plagiarism, idea misappropriation under implied contract; or (5) any failure by Agency to perform Agency's obligations under this Article or the INSURANCE Article. Agency agrees to defend AT&T, at AT&T's request, against any such claim, demand or suit. AT&T agrees to notify Agency within a reasonable time of any written claims or demands against AT&T for which Agency is responsible under this Article.

ARTICLE 19 - INFRINGEMENT

Agency shall indemnify and save harmless AT&T, its affiliates, its and their customers, and each of their officers, directors, employees, successors and assigns (all hereinafter referred to in this Article as "AT&T") from and against any losses, damages, liabilities, fines, penalties, and expenses (including reasonable attorneys' fees) that arise out of or result from (1) any infringement of any patent, copyright, title, slogan or other trademark or trade secret right, or other intellectual property right, private right, or any other proprietary or personal interest, and (2) related circumstances to the existence of this Agreement or performance under or in contemplation of it (an Infringement Claim). To the extent that the Infringement Claim arises solely from Agency's adherence to AT&T's written instructions which are so specific as to directly cause said infringement or authorized use regarding

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 8 OF 14

services or tangible or intangible goods (Items) provided by Agency and if the Items are not (1) commercial items available on the open market or the same as such items, or (2) items of Agency's designated origin, design or selection, AT&T shall indemnify Agency. AT&T or Agency (at AT&T's request) shall defend or settle, at its own expense any demand, action or suit on any Infringement Claim against the other for which it is the indemnitor under the preceding provisions and each shall timely notify the other of any assertion against it of any Infringement Claim and shall cooperate in good faith with the other to facilitate the defense of any such claim. If Agency is requested by AT&T to defend or settle at its own expense, Agency shall have the exclusive right to defend or settle. Notwithstanding the provisions of the preceding sentence, both parties agree that in the event that a lawsuit includes claims other than Infringement Claims, AT&T shall retain sole control of such other claims.

ARTICLE 20 - INSPECTION

Upon at least five (5) business days prior written notice to Agency, AT&T's Representatives shall at all times have access to the Work for the purpose of inspection or a Quality Review and Agency shall provide safe and proper facilities for such purpose.

ARTICLE 21 - INSURANCE

Agency shall maintain and cause Agency's subcontractors to maintain during the term of this Agreement:
(1) Workers' Compensation insurance as prescribed by the law of the state or nation in which the Work is performed; (2) employer's liability insurance with limits of at least $500,000 for each occurrence; (3) comprehensive automobile liability insurance if the use of motor vehicles is required, with limits of at least $1,000,000 combined single limit for bodily injury and property damage for each occurrence; and (4) Commercial General Liability ("CGL") insurance, including Advertiser's Liability and Blanket Contractual Liability and Broad Form Property Damage, with limits of at least $5,000,000 combined single limit for bodily injury and property damage for each occurrence. All CGL and automobile liability insurance shall designate AT&T Corp., its affiliates, and each of their officers, directors and employees (all hereinafter referred to in this Article as "AT&T") as an additional insured. All such insurance must be primary and required to respond and pay prior to any other available coverage. Agency agrees that Agency, Agency's insurer(s) and anyone claiming by, through, under or in Agency's behalf shall have no claim, right of action or right of subrogation against AT&T and its customers based on any loss or liability insured against under the foregoing insurance. Agency and Agency's subcontractors shall furnish prior to the start of Work certificates or adequate proof of the foregoing insurance including, if specifically requested by AT&T, copies of the endorsements and insurance policies. AT&T shall be notified in writing at least thirty (30) days prior to cancellation of or any change in the policy.

ARTICLE 22 - INVOICING

Agency's invoices shall be rendered monthly. Agency shall submit invoices with copies of any supporting documentation required by AT&T as directed by AT&T. In no event shall AT&T be liable for payment of any invoice submitted by Agency to AT&T later than six (6) months of Agency incurring costs associated with the invoice. The Work shall be delivered free from all claims, liens, and charges whatsoever. AT&T reserves the right to require proof that all parties furnishing labor and materials for the Work have been paid.

ARTICLE 23 - MEDIATION

If a dispute arises out of or relates to this Agreement, or its breach, and the parties have not been successful in resolving such dispute through negotiation, the parties agree to attempt to resolve the dispute through mediation by submitting the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA"). Each party shall bear its own expenses and an equal share of the expenses of the mediator and the fees of the AAA. The parties, their representatives, other participants and the mediator shall hold the existence, content and result of the mediation in confidence. If such dispute is not resolved by such mediation, the parties shall have the right to resort to any remedies permitted by law. All defenses based on passage of time shall be tolled pending the termination of the mediation. Nothing in

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 9 OF 14

this Article shall be construed to preclude any party from seeking injunctive relief in order to protect its rights pending mediation. A request by a party to a court for such injunctive relief shall not be deemed a waiver of the obligation to mediate.

ARTICLE 24 - NON-EXCLUSIVE SERVICES

It is expressly understood and agreed that this Agreement neither grants to Agency an exclusive right or privilege to sell to AT&T any or all material or services of the type described in this Agreement which AT&T may require, nor requires the purchase of any material or services from Agency by AT&T. It is, therefore, understood that AT&T may contract with other manufacturers and agencies for the procurement of comparable material or services. In addition, AT&T shall at its sole discretion, decide the extent to which AT&T will market, advertise, promote, support, or otherwise assist in further offerings of the material or services. Agency agrees that purchases by AT&T under this Agreement shall neither restrict the right of AT&T to cease purchasing nor require AT&T to continue any level of such purchases.

ARTICLE 25 - NOTICES

Any notice or demand which under the terms of this Agreement or under any statute must or may be given or made by Agency or AT&T shall be in writing and shall be given or made by telegram tested telex, confirmed facsimile, or similar communication or by certified or registered mail addressed to the respective parties as follows:

     To AT&T:  AT&T Corp.
               295 North Maple Avenue, Room 4417G1
               Basking Ridge, NJ 07920
               Attention: Antoinette Hein

     To:       Bronner Slosberg Humphrey
               800 Boyleston Street
               Boston, MA 02199
               Attention: David Kenny

Such notice or demand shall be deemed to have been given or made when sent by telegram, telex, or facsimile, or other communication or when deposited, postage prepaid in the U.S. mail. The above addresses may be changed at any time by giving prior written notice as above provided.

ARTICLE 26 - ORDERING COMPANIES

Any of the corporations listed below, or such additional associated corporations, partnerships, or ventures, both U.S. and foreign, as may be designated in writing by AT&T Corp., may order under this Agreement:

               AT&T Corp.
               AT&T Communications, Inc.

For the purpose of this Agreement, the term "Company" shall mean the corporation or other entity which enters into or issues a contract or order under this Agreement. An associated corporation, partnership, or venture is an entity, 10 percent of whose voting stock or ownership interest is owned directly or indirectly by AT&T Corp. Any contract or order issued under this Agreement will be a contractual relationship between the ordering Company and Agency shall look only to the ordering Company for performance of the Company's obligations under such contract or order.

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 10 OF 14

ARTICLE 27 - ORDERLY TRANSITION

In the event of expiration or termination of this Agreement, in whole or in part, wherein all or some portion of the Work will be performed by AT&T itself or elsewhere, Agency agrees to provide its full cooperation in the orderly transition of the Work to AT&T or elsewhere, including, but not necessarily limited to packing and preparing for shipment any materials or other inventory to be transferred, provision of reports, files and similar media necessary for continuation of the Work transferred, continuation of work at reducing levels if necessary during a transition period and at reduced levels if work is transferred in part. Prices for additional work such as packing and preparation for shipment, and revision of prices resulting from revised volumes, if necessary, shall be proposed by Agency and shall be mutually agreed upon by the parties.

ARTICLE 28 - PAYMENT TERMS

Invoices shall be paid net 30 days from the date of receipt of invoice by AT&T.

ARTICLE 29 - PUBLICITY, ADVERTISING

Agency agrees to submit to AT&T all advertising, sales promotion, press releases, and other publicity matters relating to the material furnished or the services performed by Agency under this Agreement wherein AT&T's names or marks are mentioned or language from which the connection of said names or marks therewith may be inferred or implied; and Agency further agrees not to publish or use such advertising, sales promotion, press releases, or publicity matters without AT&T's prior written approval. This does not reduce or modify Agency's obligations under the Article IDENTIFICATION.

ARTICLE 30 - RELEASES VOID

Neither party shall require (i) waivers or releases of any personal rights or
(ii) execution of documents which conflict with the terms of this Agreement, from employees, representatives or customers of the other in connection with visits to its premises and both parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.

ARTICLE 31 - REPRESENTATIVES

AT&T's Marketing Communications Representative is Ira Cohen and AT&T's Supplier Management/Agreement Representative is Antoinette Hein or such other persons as may be designated in writing by AT&T from time to time. Agency's Representative is David Kenny or such other person as may be designated in writing by Agency from time to time.

ARTICLE 32 - SEVERABILITY

If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable this entire Agreement, but rather this entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the parties shall be construed and enforced accordingly.

ARTICLE 33 - SURVIVAL OF OBLIGATION

The obligations of the parties under this Agreement which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including, by way of illustration only and not limitation, those in the Articles COMPLIANCE WITH LAWS, IDENTIFICATION, IMPLEADER, INDEMNITY, INFRINGEMENT, INSURANCE, RELEASES VOID, USE OF INFORMATION and WARRANTY, shall survive termination, cancellation or expiration of this Agreement.

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 11 OF 14

ARTICLE 34 - TAXES

AT&T shall reimburse Agency only for the following tax payments with respect to transactions under this Agreement unless AT&T advises Agency that an exemption applies: state and local sales and use taxes, as applicable. Taxes payable by AT&T shall be billed as separate items on Agency's invoices and shall not be included in Agency's prices. Agency agrees to itemize services and products by type on each invoice and provide the applicable sales and use taxes by item and state. When services provided requires any mailing, Agency shall itemize the number of units mailed by state. AT&T shall have the right to have Agency contest any such taxes that AT&T deems improperly levied at AT&T's expense and subject to AT&T's direction and control.

ARTICLE 35 - TERMINATION

Either party may at any time terminate this Agreement in whole by giving the other at least ninety (90) days prior written notice.

In the event AT&T gives such notice of termination, Agency shall for such 90 day period be compensated pursuant to the provisions set forth in Exhibit A, Paragraph I, and Agency shall provide an equitable level of transition services, acceptable to and directed by AT&T. In addition, AT&T will reimburse Agency for any non-avoidable third party costs and expenses actually incurred by Agency in accordance with an Approved Estimate. Payment of such compensation and approved third party costs will constitute a full and complete discharge of AT&T's obligations under this Agreement.

In the event Agency gives such notice of termination, AT&T shall not be required to pay Agency in accordance with the provisions set forth in Exhibit A, Paragraph I during the 90 day notice period, but instead Agency shall provide all transition services requested and directed by AT&T and the parties shall negotiate a fair and equitable compensation therefor. Payment of such equitable compensation and reimbursement to Agency for any third party costs and expenses actually incurred by Agency in accordance with an Approved Estimate will constitute a full and complete discharge of AT&T's obligations under this Agreement.

In addition, AT&T may at any time terminate an Approved Estimate in whole or in part by giving Agency at least 10 days prior written notice. In such an event, AT&T shall reimburse Agency for any non-avoidable third party costs and expenses actually incurred by Agency in accordance with the Approved Estimate. In the event AT&T terminates an assignment valued in excess of 25% of Agency's Annual Fee and does not request additional services in its place, in part or in whole, then Agency shall for a period of 90 days be compensated for the work being terminated. In such event, Agency shall use its best efforts to immediately transition its employees dedicated to such AT&T business to other Agency accounts, thereby minimizing AT&T's compensation to Agency during such 90 day period and shall invoice AT&T monthly on a decreasing basis during the 90 day period therefor.

In the event a termination notice is given under the provisions of this Article, Agency shall settle contracts with third parties made pursuant to an Approved Estimate by, at AT&T's option, a) cancellation, if such third party contract so permits, b) assignment of such third party contract to AT&T, or c) carrying out such third party contract to its completion.

ARTICLE 36 - TITLE

Except as set forth below, all creative work and work products, including, but not limited to, advertising and/or marketing plans, media plans, ideas, multimedia software, and advertising materials developed by Agency, or on Agency's behalf, for AT&T in connection with this Agreement, and any and all copyrights therein are hereby assigned and agreed to be assigned by Agency to AT&T and shall be and will remain the exclusive property of AT&T, which may use any of such work as it deems appropriate. All such work and work products shall be considered "work made for hire" to the extent allowed by law. Agency shall acquire from its subcontractors for the benefit of AT&T all such assignments, rights, covenants, and any other documentation deemed necessary to assure vesting in AT&T of such rights, title and interest in such work, work products and copyrights, and to perfect the enforceability of such copyrights.

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 12 OF 14

If Agency furnishes AT&T with materials previously copyrighted by Agency and not originally prepared hereunder, Agency hereby grants and agrees to grant to AT&T a perpetual, worldwide, unrestricted, nonexclusive, royalty-free licenses for all purposes under any and all copyrights in such materials, with the unrestricted right to grant sublicenses to third parties under the licenses granted hereunder, as AT&T may see fit for the sole benefit of AT&T, provided that such sublicenses are used for the sole benefit of AT&T. If AT&T has consented to the inclusion of materials owned or copyrighted by others, or in which other rights may be claimed by others (and there shall be no such inclusion without AT&T's prior expressed written consent), then Agency shall notify AT&T of the scope of the rights and permissions Agency intends to obtain with respect to such materials and shall modify the scope of same as requested by AT&T. If Agency services include interactive marketing (i.e., World Wide Web communications), Agency shall be responsible for clearing all rights in such materials including without limitation rights to film clips, narration, music, text, illustration, software and all other elements. Agency shall provide AT&T with copies of forms for obtaining all applicable rights and permissions and such forms shall be subject to AT&T's written approval. Copies of all rights and permissions clearly identifying the included works to which they apply shall be supplied to AT&T prior to program completion. Agency warrants the work prepared for AT&T hereunder does not infringe any intellectual property rights of any third party.

Agency agrees that no part of the creative work or work products developed for AT&T in connection with this Agreement, whether or not copyrightable, shall be disclosed to any third party or used by Agency to produce creative materials for any third party without the express written permission of AT&T. Agency shall retain all materials furnished by AT&T or by a third party at AT&T's request or for AT&T's benefit for minimum three (3) years or for such longer period as the parties mutually agree in writing is necessary for purposes of carrying out Agency's obligations hereunder after which time they will be returned to AT&T, placed in public storage at AT&T's expense, or destroyed as requested by AT&T. Agency shall safeguard and be responsible for all materials entrusted to it by or on behalf of AT&T and shall return such materials to AT&T upon request of AT&T, and, in any event, as soon as practicable upon termination of this Agreement. Agency shall provide copies of materials requested by AT&T to the extent necessary for AT&T to litigate or negotiate claims or to handle proceedings before regulatory agencies.

ARTICLE 37 - TOOLS AND EQUIPMENT

Unless otherwise specifically provided in this Agreement, Agency shall provide all labor, tools and equipment (the "tools") for performance of this Agreement. Should Agency actually use any tools owned or rented by AT&T or its customer, Agency acknowledges that Agency accepts the tools "as is, where is," that neither AT&T nor its customer have any responsibility for the condition or state of repair of the tools and that Agency shall have risk of loss and damage to such tools. Agency agrees not to remove the tools from AT&T's or its customer's premises and to return the tools to AT&T or its customer upon completion of use, or at such earlier time as AT&T or its customer may request, in the same condition as when received by Agency, reasonable wear and tear excepted.

ARTICLE 38 - USE OF AT&T NAME, LOGO, AND MARKS

All use of AT&T's name, logo and marks shall be in strict conformance with any written (Corporate or other) guidelines provided by AT&T and shall be approved in advance by AT&T.

ARTICLE 39 - USE OF INFORMATION

Agency shall view as AT&T's property any idea, data, program, technical, business or other intangible information, however conveyed, and any document, print, tape, disk, tool, or other tangible information-conveying or performance-aiding article owned or controlled by AT&T, and provided to, or acquired by, Agency under or in contemplation of this Agreement (Information). Agency shall, at no charge to AT&T, and as AT&T directs, destroy or surrender to AT&T promptly at its request any such article or any copy of such Information. Agency shall keep Information confidential and use it only in performing under this Agreement and obligate its employees, subcontractors and others working for it to do so, provided that the foregoing shall not apply to information previously known to Agency free of obligation, or made public through no fault imputable to Agency.

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 13 OF 14

ARTICLE 40 - UTILIZATION OF MINORITY AND WOMEN OWNED BUSINESS

It is AT&T's policy that minority and women-owned business enterprises (MWBEs) as defined in Exhibit D shall have the maximum practicable opportunity to participate in the performance of contracts. Agency agrees to use its good faith efforts to award subcontracts and/or utilize MWBEs to carry out this policy to the fullest extent consistent with the efficient performance of this Agreement and without compromise of quality and reliability expectations.

In addition to these general conditions for MWBE support, Agency agrees to (a) use its good faith efforts to utilize MWBEs in support of this Agreement and strive to increase the percentage of total expenditures from MWBEs to fulfill AT&T's purchases each successive year of this Agreement; (b) support AT&T's state and regional goals for MWBE and service-disabled veterans (SDVs) spending in California and other states/regions as may be defined in the future; and (c) work with AT&T to develop opportunities for the utilization of MWBEs for first tier procurement by AT&T.

Agency shall submit to AT&T quarterly reports of work with known MWBEs in the form of Exhibit E in such manner and at such time as AT&T's representative may prescribe. Such quarterly reports shall state separately for minority-owned business enterprises (MBEs), women-owned business enterprises (WBEs), and, for California, service-disabled veterans (SDVs), the third-party work which is attributable to AT&T. In instances where direct correlation cannot be determined, such MWBE payments may be established by Agency comparing AT&T's payments to Agency, in that period, to total payments to Agency from all of its customers, in that period, and then arriving at AT&T's apportionment of such MWBE payments. Nothing in this clause shall affect or diminish Agency's obligations as set forth in the assignment and subcontracting provisions or any other provisions of this Agreement. Agency's compliance with the provisions of this clause will be a factor AT&T will consider favorably in making procurement decisions about future business with Agency.

ARTICLE 41 - WAIVER

The failure of either party at any time to enforce any right or remedy available to it under this Agreement or otherwise with respect to any breach or failure by the other party shall not be construed to be a waiver of such right or remedy with respect to any other breach or failure by the other party.

ARTICLE 42 - WARRANTY

Agency warrants to AT&T and its customers that services will be performed in a first class, workmanlike manner. In addition, if material furnished contains one or more manufacturers' warranties, Agency hereby assigns such warranties to AT&T and its customers. All warranties shall survive inspection, acceptance and payment. Material or services not meeting the warranties will be, at AT&T's option, returned for refund, repaired, replaced or reperformed by Agency at no cost to AT&T or its customers and with transportation costs and risk of loss and damage in transit borne by Agency. Repaired and replacement material shall be warranted as set forth above in this clause.

Supplier warrants that its data processing services will not cause any "Products" to exchange or receive, record, store, process, route and transfer and present calendar dates and any related information falling on or after January 1, 2000 in a different manner or with lesser functionality than it performed such functions before January 1, 2000. For purposes of this clause, the term "Products" includes, but is not limited to, hardware, software, network equipment, premises equipment, components of systems relating to building infrastructure, and components of environmental systems owned or operated by Company, its affiliates and its subcontractors. Supplier shall promptly correct any such failure at no additional cost to Company or its customers and shall indemnify and hold Company and its customers harmless from any damage resulting from breach of the foregoing

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          PAGE 14 OF 14

warranty. Furthermore, Supplier shall immediately advise Company, in writing, upon reasonable suspicion or actual knowledge that its Services may cause any such failure.

ARTICLE 43 - WORK DONE BY OTHERS

If any of the Work is dependent on work done by others, Agency shall inspect and promptly report to AT&T's Representative any defect that renders such other work unsuitable for Agency's proper performance. Agency's silence shall constitute approval of such work as fit and suitable for Agency's performance.

IN WITNESS WHEREOF, Agency and AT&T have executed this Agreement in duplicate on the day and year below written.


            AT&T CORP.                    BRONNER SLOSBERG HUMPHREY, INC.

   BY: /s/ Stephen Graham                 BY: /s/ Meryl K. Beckingham
      --------------------------------       ------------------------------
               (Signature)                            (Signature)

                                              Meryl K. Beckingham
 Stephen Graham, Vice President               Senior Vice President &
   Marketing Communications                   Chief Financial Officer
 --------------------------------             ------------------------------
 (Name & Title Typed or Printed)              (Name & Title Typed or Printed)

        November 16, 1998                                 1/19/99
 --------------------------------             ------------------------------
              (Date)                                       (Date)


   By:    Anthony Boumli (for M.C.)
      --------------------------------
               (Signature)

      M.D. Connelly, District Manager
       Supplier Management Division

      --------------------------------
      (Name & Title Typed or Printed)

                 11-17-98
      --------------------------------
                  (Date)

                                           AT&T / BRONNER SLOSBERG HUMPHREY, INC
                                           AGREEMENT NO. LQ6237D
                                           EXHIBIT A - COMPENSATION
                                           PAGE 1 OF 3


                                   EXHIBIT A

This is Exhibit A to Agreement No. LQ6237D between AT&T Corp. ("AT&T") and Bronner Slosberg Humphrey Inc. ("Agency") and sets forth the principles for computing Agency's compensation and provisions for reimbursing Agency for expenses incurred in performance of the Work hereunder.

I.   AGENCY FEE

     Agency's annual compensation ("Fee") for Work under this Agreement for year 1998 shall be [***] to be paid in monthly installments of [***]. The parties shall use best efforts to negotiate a new Agency
     Fee prior to commencement of each year, i.e., 1999 and 2000. In the event Agency's Fee is not established prior to January 1st of the respective year, AT&T shall pay Agency in accordance with the prior year's monthly fee until such time Agency's Fee is established.

     It is further understood and agreed that any significant increase or decrease in Agency's level of support and scope of work within a given year shall cause Agency's Fee for that year to be equitably adjusted upward or downward, as appropriate, by mutual written agreement.

II.  BONUS

     Agency's bonus shall be based upon its annual performance evaluation, which shall be at AT&T's sole discretion and judgement, as follows:

     A. [***] if Agency's overall performance rating is above target

     B. [***] if Agency's overall performance rating is well above target

     Agency's Fee as set forth in Paragraph I above, prorated for the period worked, shall be used as a basis for calculating Agency's bonus, if any.

III. THIRD PARTY EXPENSES (In Conjunction With Estimates)

     AT&T agrees to reimburse Agency for production costs and expenses paid by Agency to third parties, limited to those set forth below or as otherwise specifically agreed to by the parties, provided that they have been actually incurred by Agency and Agency has first secured an approved Estimate to incur such costs. Reimbursement will only be for net out-of-pocket actual cost incurred by Agency and will not include any other costs therefor.

     A. Publication Advertising and Out-Of-Home Advertising

        1. Type composition, printing, engraving, electrotypes, finished art, photographs, photostats and other reproduction mats, stereotypes, quantity proofs

        2. Endorsement fees, testimonials, etc.

        3. Fashion coordination performed by studio and/or stylist

        4. Talent for use in test and/or finished advertising

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                           AT&T / BRONNER SLOSBERG HUMPHREY, INC
                                           AGREEMENT NO. LQ6237D
                                           EXHIBIT A - COMPENSATION
                                           PAGE 2 OF 3

        5.  Production of test advertisements

        6.  Research and licensing costs for stock photography

        7.  Location scouting

        8. All other elements required to produce publications and out-of-door advertising not referred to above

        9.  Release prints and duplicate tapes for distribution

        10. Distribution of release prints and duplicate tapes

     B. Broadcast and Electronic Advertising

        1.  Packaged shows and films

        2.  Programs and scripts by outside specialty writers or producers

        3. Music rights, jingles, prize money, dramatic literary or musical adaptations or arrangements

        4.  Production charges for filming, taping or recording commercials

        5. Film production charges, studio and equipment rentals, scenery, props and costumes and location scouting

        6.  Fashion coordination/hair and makeup by studio and/or stylist

        7.  Release prints and duplicate tapes for distribution

        8.  Distribution of release prints and duplicate tapes

        9.  Motion picture, slide and slidefilm processing

        10. Music production associated with creative presentations, demos and test ads

        11. Talent, including voice over, associated with creative presentations, demos and test ads

                                           AT&T / BRONNER SLOSBERG HUMPHREY, INC
                                           AGREEMENT NO. LQ6237D
                                           EXHIBIT A - COMPENSATION
                                           PAGE 3 OF 3

        12. Closed captioning expenses

     C. Postage, Express and Freight

        1. Shipment of advertising materials to Agency's, third party subcontractors

     D. Electronic Media

        1.  Travel

        2.  Website, software and program development

     E. Research

        1.  Test materials

     NOTE: ALL OTHER THIRD PARTY COSTS AND EXPENSES INCURRED (EXCEPT THOSE DESCRIBED IN PARAGRAPH IV BELOW) ARE NOT REIMBURSABLE AND ARE INCLUDED IN AGENCY'S TOTAL ANNUAL FEE SET FORTH IN PARAGRAPH I ABOVE.

IV.  TRAVEL AND LIVING REIMBURSEMENT

     AT&T agrees to reimburse Agency for reasonable travel and living expenses in accordance with Exhibit C, subject to approval by AT&T, incurred by Agency and directly related to assignments performed under this Agreement. Reimbursable expenses shall in accordance with the travel guidelines and any other documentation as may be provided by AT&T in writing, and be itemized and substantiated by receipts or other credible evidence.

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          EXHIBIT B - TRAVEL GUIDELINES
                                          PAGE 1 OF 3

                                   EXHIBIT B

This is Exhibit B to Agreement No. LQ6237D between AT&T Corp. ("AT&T") and Bronner Slosberg Humphrey, Inc. ("Agency") and sets forth the travel guidelines when performing services under this Agreement.

I.   PURPOSE

     Establish and communicate effective procedures for reducing travel costs.

II.  OBJECTIVES

     a) Ensure travelers/arrangers/approvers have clear, consistent understanding of policies and procedures for arranging, approving, and reporting travel-related expenses
     b) Provide travelers with reasonable level of service and comfort at lowest possible cost
     c) Maximize ability to negotiate discounts/reduced rates with preferred suppliers
     d) Minimize/reduce travel costs

III. REIMBURSABLE TRAVEL EXPENSES

     Reasonable travel and living expenses directly related to assignments performed under this Agreement as approved by AT&T, shall be reimbursable. Reimbursable expenses shall be itemized and substantiated by receipts or other credible evidence acceptable to AT&T and in accordance with the guidelines hereunder. Expenses shall be billed at actual cost incurred and invoices for all reimbursable expenses shall list the date(s), copy, person(s) visited and business purpose for the expense.

     A. Land Travel

        Use public transportation as a first choice, personal car as a second choice, and car rental as the last choice. Reasonable cab/taxi, bus, rail or car rental expenses will be reimbursed along with associated receipts from tolls, tips, and parking fees will be reimbursed by AT&T, unless otherwise specifically state herein.

        Mileage, as approved yearly by the IRS, will be reimbursed for use of personal automobiles for services provided on behalf of AT&T. Allowable mileage is determined by deducting the normal commuting mileage from total miles actually incurred. Maximum allowable mileage between Manhattan and New Jersey shall not exceed 80 miles round-trip (no exceptions).

        Cab fare will only be reimbursed when used from Agency's location to the production house and return. Cab fare for "late nights" (after 8:00 pm) will be reimbursed. Cabs to Agency's employee's home will only be reimbursed if they are taken from the airport. Cabs to pickup rental cars are not reimbursable. Tolls, mileage and train fare are reimbursable when work is performed on weekends.

        Rental car charges within Agency's city will not be reimbursable.

        If a rental car is used to attend a meeting outside of Manhattan, a maximum of $60.00 will be reimbursed, excluding tolls.

        Refueling - All rental cars must be refueled prior to returning. Cost for the rental car company to refuel will not be reimbursed.

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          EXHIBIT B - TRAVEL GUIDELINES
                                          PAGE 2 OF 3

     B. Air Travel & Associated Expenses

        1.  Air Travel

            a) Must accept lowest available fare based on the following time window:
            b) Coach service for all domestic travel; Business service for international (international under 5 hours must be coach).
            c) Should consider other, lower-priced discounted fare opportunities whenever possible, e.g., non-refundable, Saturday night stay, connections, alternate airports, etc.
            d) Use of electronic tickets (e-tickets) encouraged to reduce process costs.
            e) Must return unused fully refundable tickets in a timely manner.
               Non-refundable tickets must be used on next applicable business trip.

        2.  Lodging

            a) Require use of moderate or economy priced hotels (vs.
               upscale/luxury) when available

            When shooting, agencies should stay in the same hotel as AT&T. Not to exceed $150 per night. However, lower rates should be used if available. Agency shall only invoice hotel expenses that are directly related to the work performed under this Agreement. Expenses incurred at hotels for AT&T business-related (fax, typing, photocopying) are reimbursable.

        3.  Rental Car

            a) Rent a car only when more cost effective than other modes of transportation (e.g., hotel shuttles, public transportation, taxis, airport shuttles).
            b) Must rent compact/subcompact size car unless two or more people are traveling in which case a midsize car is acceptable.
            c) All rental cars must be refueled prior to returning. Cost for the rental car company to refuel will not be reimbursed.

        4.  Meals

            a) Meal expenses are only reimbursable when traveling overnight.
            b) Maximum daily reimbursement for business meals is $35 recognizing meal costs may be higher in certain metropolitan areas and international locations. In no event shall daily meal allowance exceed $65.00 when metropolitan areas or international locations are involved.

        5. Miscellaneous Expenses

           a) Laundry: Reasonable laundry expenses will be reimbursed for trips that extend beyond five days.
           b) Business Calls: Business calls made on AT&T's behalf while staying overnight are reimbursable. Personal calls will not be reimbursed. Calls must list reason and person called and be on the AT&T network.
           c) Airplane Calls: Not reimbursed for any reason.
           d) Movies: In-room and Airplane Movies: Movies rented while on company business will not be reimbursed.
           e) Periodicals: Magazines, newspapers, and books are not reimbursable unless specifically requested, in writing, by AT&T.
           f) Flowers: Flowers for any reason are not reimbursable.
           g) Federal Express: All Federal Express receipts must list the reason for the overnight and who authorized the request. If a complete reason is not listed, it will not be reimbursed.
           h) Health Club and Mini Bars: Health club and mini bar expenses will not be reimbursed for any reason.

NOTE 1: IT IS AGREED AND UNDERSTOOD THAT AT&T IS NOT RESPONSIBLE NOR WILL IT REIMBURSE ANY ENTERTAINMENT EXPENSES INCURRED BY AGENCY.

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          EXHIBIT B - TRAVEL GUIDELINES
                                          PAGE 3 OF 3

NOTE 2:  WHEN PERFORMING SERVICES LISTED BELOW, AGENCY SHALL ADHERE TO THE
         FOLLOWING:

                                                    Maximum Number of Employees
                                                    ---------------------------
         .  Location Shoots                                      3
         .  Press Runs                                           1
         .  Production                                           3
         .  Strategy Meetings or Review Meetings                 *
         .  Research Meetings (Focus Groups)                     *

* Agency shall propose appropriate attendance to AT&T for approval prior to performing services. In no event shall the number exceed three (3) employees.

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          EXHIBIT C - THIRD PARTY SUBCONTRACTOR
                                                      SAVINGS REPORTING FORM
                                          PAGE 1 OF 1


                                   EXHIBIT C

This is Exhibit C to Agreement No. LQ6237D between AT&T Corp. ("AT&T") and Bronner Slosberg Humphrey ("Agency") and sets forth the Third Party Subcontractor Savings Reporting Form to be completed by Agency in accordance with the requirements set forth in Article ASSIGNMENT AND SUBCONTRACTING.

               THIRD PARTY SUBCONTRACTOR SAVINGS REPORTING FORM

Agency Name:
                 --------------------------------------
Reporting Month:
                 --------------------------------------
Preparer's Name:
                 --------------------------------------
Title:
                 --------------------------------------
Phone Number:
                 --------------------------------------
Fax Number:
                 --------------------------------------
Date Prepared:
                 --------------------------------------

----------------------------------------------------------------------
RFP/QUOTE    THIRD PARTY           ASSOCIATED       EXPENSE    SAVINGS
   NO.     SUPPLIER AWARDED    ESTIMATE #/PROJECT               AMOUNT
----------------------------------------------------------------------
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

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          EXHIBIT D - MWBE DEFINITIONS
                                          PAGE 1 OF 1

                                   EXHIBIT D

This is Exhibit D to Agreement No. LQ6237D between AT&T Corp. ("AT&T") and Bronner Slosberg Humphrey, Inc.("Agency") and sets forth Minority and Women Owned-Business Enterprises ("MWBE") definitions.

DEFINITION OF MWBEs:

An MWBE is defined as a business which is owned, controlled and operated by minority or women group members. MWBE ownership exists in a business which is at least 51% owned by minority or women group members, or in the case of a publicly held company, a firm which at least 51% of the stock is owned by minority or women group members. MWBE companies must be located within the United States, its territories or possessions; and the owners must be United States citizens. (In California only, legal aliens with permanent resident status in the United States are also eligible.)

OPERATE/CONTROL:

Operate is defined as being actively involved in the day-to-day management. Control is defined as exercising the power to make policy decisions.

CERTIFICATION PROCESS:

AT&T utilizes a self-certification process in addition to recognizing certification of MWBEs by agencies such as:
Regional affiliates of the National Minority Supplier Development Council, Small Business Administration 8(a) certification, State government agencies, municipal government agencies, Women Business Owners Corporation, Women's Business Enterprise National Council, and the California Clearinghouse. AT&T accepts certification only from those agencies who recognize MWBEs as defined in this document.

GROUPS CONSIDERED MINORITIES:

NATIVE AMERICANS: Persons having origins in any of the original peoples of North America or the Hawaiian Islands, in particular, American Indians, Eskimos, Aleuts, and Native Hawaiians.
ASIAN PACIFIC AMERICANS: Persons having origins in Asia including, but not limited to, Japan, China, Vietnam, Korea, Sanioa, Guam, the US Trust Territories of the Pacific, The Philippines, Northern Mariana Islands, Laos, Cambodia, Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Republic of the Marshall Islands, or the Federated States of Micronesia.
ASIAN INDIAN AMERICANS: Persons having origins in the Indian subcontinent including, but not limited to India, Pakistan, Bangladesh, Sri Lanka, Bhutan, or Nepal.
AFRICAN AMERICANS: Persons having origin in any Black racial groups of Africa. HISPANIC AMERICANS: All persons of Mexican, Puerto Rican, Cuban, South or Central American, or other Spanish culture or origin.
NON-MINORITY WOMEN-OWNED: All non-minority women not covered by the definition of groups considered minorities above.
DISABLED VETERANS: (California only) A veteran of the military, naval, or air service of the United States with a service-connected disability who is a resident of the State of California, and whose disabled veteran status has been certified by the State Treasurer (in the case of business enterprises seeking contracts to supply utilities with professional bond services), or the Office of Small and Minority Business (OSMB) (in the case of business enterprises seeking contracts to supply utilities with any other type of products or services).

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          EXHIBIT E - AT&T MWBE SECOND TIER
                                                      REPORTING FORM
                                          PAGE 1 OF 5

                                   EXHIBIT E

This is Exhibit E to Agreement No. LQ6237D between AT&T Corp. ("AT&T") and Bronner Slosberg Humphrey, Inc. ("Agency") and sets forth AT&T's MWBE Second Tier Reporting Form to be completed by Agency in accordance with the requirements set forth in the clause UTILIZATION OF MINORITY AND WOMEN OWNED BUSINESS.

                     AT&T MWBE SECOND TIER REPORTING FORM

(Required for National and California Reporting)

PART I: NATIONAL REPORTING - Indirect and Direct Reporting Options

INDIRECT METHOD
1 - Revenues from AT&T            ____________________________________________
2 - AT&T % of Total Revenues      ____________________________________________
                                  (Revenues from AT&T/Total Domestic Revenues)
3 - Total MBE Dollars             $___________________________________________
                                  (Total Payments to MBEs)
4 - Total WBE Dollars             $___________________________________________
                                  (Total Payments to WBEs)
5 - Total AT&T Attributable MBE   $___________________________________________
                                  (AT&T % of Total Revenues x Total MBE $)
6 - Total AT&T Attributable WBE   $___________________________________________
                                  (AT&T % of Total Revenues x Total WBE $)
7 - Total AT&T Attributable MWBE  $___________________________________________
                                  (Line 5 + Line 6)
8 - Goals:                        MBE $ or % ___________________
                                  WBE $ or % ___________________
                                  Total MWBE $ or % ____________

DIRECT METHOD
1 - Total AT&T Attributable MBE   $___________________________________________
2 - Total AT&T Attributable WBE   $___________________________________________
3 - Total AT&T Attributable MWBE  $___________________________________________
4 - Goals:                        MBE $ or % ___________________
                                  WBE $ or % ___________________
                                  Total MWBE $ or % ____________

Reporting Period: ____________________________________

Date: ________________________________________________

Company Name: ________________________________________

Name of CEO: _________________________________________

Address: _____________________________________________
         _____________________________________________

Preparer's Name: _____________________________________

Phone: _______________________________________________

Title: _______________________________________________

Fax: _________________________________________________

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          EXHIBIT E - AT&T MWBE SECOND TIER
                                                      REPORTING FORM
                                          PAGE 2 OF 5

PART II: CALIFORNIA REPORTING ONLY - Indirect and Direct Reporting Options

INDIRECT METHOD
1 - Revenues from AT&T              $_________________________________________
2 - AT&T % of Total Revenues        __________________________________________
                                    (Revenues from AT&T/Total Domestic Revenues)
3 - Total MBE Dollars               $_________________________________________
                                    (Total Payments to MBEs)
4 - Total WBE Dollars               $_________________________________________
                                    (Total Payments to WBEs)
5 - Total SDV Dollars               $_________________________________________
                                    (Total Payments to SDVs)
6 - Total AT&T Attributable MBE     $_________________________________________
                                    (AT&T % of Total Revenues x Total MBE $)
7 - Total AT&T Attributable WBE     $_________________________________________
                                    (AT&T % of Total Revenues x Total WBE $)
8 - Total AT&T Attributable SDV     $_________________________________________
                                    (AT&T % of Total Revenues x Total SDV $)
9 - Total AT&T Attributable MWSDVBE $_________________________________________
                                    (Line 6 + Line 7 + Line8)
10-Goals:                           MBE $ or % _________________
                                    WBE $ or % _________________
                                    SDV $ or % _________________
                                    Total MWSDVBE $ or % ________

DIRECT METHOD
1 - Total AT&T Attributable MBE     $_________________________________________
2 - Total AT&T Attributable WBE     $_________________________________________
3 - Total AT&T Attributable SDV     $_________________________________________
4 - Total AT&T Attributable MWSDVBE $_________________________________________
5 - Goals:                          MBE $ or % ____________________
                                    WBE $ or % ____________________
                                    SDV $ or % ____________________
                                    Total MWSDVBE $ or % __________

Reporting Period: ____________________________________

Date: ________________________________________________

Company Name: ________________________________________

Name of CEO: _________________________________________

Address: _____________________________________________
         _____________________________________________

Preparer's Name: _____________________________________

Phone: _______________________________________________

Title: _______________________________________________

Fax: _________________________________________________

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          EXHIBIT E - AT&T MWBE SECOND TIER
                                                      REPORTING FORM
                                          PAGE 3 OF 5


SECOND TIER REPORTING SUPPLIER LISTING
CALIFORNIA REPORTING ONLY

--------------------------------------------------------------------------------
SUPPLIER    ADDRESS            PHONE   SERVICE      VON NUMBER  ETHNIC  YEAR TO
                                       DESCRIPTION  Or          CODE/   DATE $
                                                    OSMB        SDV
                                                    REFERENCE
                                                    NUMBER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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If additional space is needed to list suppliers, please make copies of this page.

Mail or fax report to: Jackie Sherrod
                       P.0. Box 25000
                       Room GC1 - 3E10
                       Greensboro, NC 27420-5000
                       336-279-2434 (Fax)

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          EXHIBIT E - AT&T MWBE SECOND TIER
                                                      REPORTING FORM
                                          PAGE 4 OF 5

FORM(S) COMPLETION INSTRUCTIONS

If a supplier can not track direct MWBE content, the INDIRECT METHOD portion of the report should be completed.

If a supplier has the capability to track MWBE content directly attributable to the product they sell to AT&T, the DIRECT METHOD portion of the report should be completed.

If a supplier does business with AT&T in multiple states, including California, then both parts of the report should be completed - Part I for all states combined and Part II for California alone. In the California report, SDV sub-contracting dollars should also be provided.

CALIFORNIA REPORTING

If a supplier ships to an AT&T organization located in California, only MWBEs verified by the California Clearinghouse should be reported and the SECOND TIER REPORTING SUPPLIER LISTING must also be completed. This information is furnished to the California PUC along with our annual filing. If the supplier does not have any dollars to report in California with verified MWSDVBE suppliers, the supplier should mark "NONE" across Part II of the form.

Service Description = brief description of products & services provided by company

VON Number = California Clearinghouse Verification Order Number

OSMB Reference Number = State of California's Office of Small & Minority Business Reference Number

CALIFORNIA CLEARINGHOUSE

The California Clearinghouse is responsible for verifying that MWBE applicants meet the established eligibility criteria. The Clearinghouse solely verifies that a business meets eligibility criteria and maintains the information in its database, which is available by participating utilities and the California Public Utilities Commission. The verification process entails the thorough review of a firm's Verification Application with required documents demonstrating evidence of minority, ownership, management and control. Questions concerning the Clearinghouse Verification process can be directed to their San Francisco office on (800) 359-7998.

COMPARABLE AGENCY VERIFICATION PROCEDURE (CALIFORNIA)

Business which have been certified as MBEs, WBEs, or Disadvantage Enterprises
(DBEs) by any of the comparable agencies may apply for MWBE Verification to the California Clearinghouse by simply submitting 1) a fully executed "MWBE Clearinghouse Verification Application" and 2) a copy of a current letter or certification which grants MBE, WBE, or DBE status from any of the following agencies. No other documents are needed.

COMPARABLE AGENCIES

California Department of Transportation (Caltrans)                  City of Fresno
City of San Diego, Equal Opportunity Contracting Program (EOCP)     City of Oakland
Los Angeles County Metropolitan Transportation Authority (MTA)      Los Angeles County
Los Angeles Unified School District                                 Contra Costa County
Regional Transit Coordinating Council of the Bay Area (RTCC)        Port of Oakland

                                          AT&T / BRONNER SLOSBERG HUMPHREY, INC.
                                          AGREEMENT NO. LQ6237D
                                          EXHIBIT E - AT&T MWBE SECOND TIER
                                                      REPORTING FORM
                                          PAGE 5 OF 5

Small Business Administration (SBA) 8(a)
National Minority Supplier Development Council

Questions regarding the AT&T form should be directed to Jackie Sherrod at 336-279-2430. The completed AT&T form should be mailed or faxed to:

     Jackie Sherrod
     AT&T Supplier Management
     P. 0. Box 25000
     Room GC1 - 3E10
     Greensboro, NC 27420-5000
     336-279-2434 (Fax)